GLOBAL X FUNDS
Global X U.S. Preferred ETF and Global X S&P 500® Quality Dividend ETF (the “Funds”)

Supplement dated December 31, 2019 to the Summary Prospectus,
Statutory Prospectus and Statement of Additional Information (“SAI”)
for the each of the Funds, dated April 1, 2019.

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Statutory Prospectus and SAI for the Funds.

Effective January 14, 2020, the primary listing exchange of the Funds will be changed from Cboe BZX to NYSE Arca, Inc. As such, all references to the Cboe BZX as the primary listing exchange of the Funds are changed to NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE